UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2009
Toys “R” Us, Inc.
(Exact name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification Number)
One Geoffrey Way, Wayne, New Jersey 07470
(Address of Principal Executive Offices, including Zip Code)
(973) 617-3500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURES
On May 21, 2009, Toys “R” Us-Delaware, Inc. (“Toys Delaware”), a subsidiary of Toys “R” Us, Inc., provided Consolidated Financial Statements of Toys Delaware and its subsidiaries as of and for the fiscal years ended January 31, 2009 and February 2, 2008, prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) (the “Toys Delaware GAAP Financial Statements”) to the administrative agents under certain credit agreements. A copy of the Toys Delaware GAAP Financial Statements is attached as Exhibit 99.1 to this report and is incorporated herein by reference in this Item 7.01.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
99.1	Consolidated Financial Statements of Toys “R” Us-Delaware, Inc. and subsidiaries for the fiscal years ended January 31, 2009 and February 2, 2008.

Signature
Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc. (Registrant)

Date: May 21, 2009	By:	/s/ F. Clay Creasey, Jr.
	Name:	F. Clay Creasey, Jr.
	Title:	Executive Vice President — Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Toys Delaware GAAP Financial Statements.

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